UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  AUGUST  8,  2006


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



     DELAWARE                          0-3936            11-1826363
     (State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)                File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 8, 2006, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its second quarter and six months ended June 30, 2006. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:



                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]


                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or     Investor Relations Counsel
-------
Mitchell Binder          Linda Latman, 212-836-9609
Vice President-Finance   Lena Cati, 212-836-9611
631-435-8300             The Equity Group Inc.

            ORBIT INTERNATIONAL CORP. REPORTS SECOND QUARTER RESULTS
            --------------------------------------------------------

                              Revises 2006 Guidance
                              ---------------------

Hauppauge, New York, August 8, 2006 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the second quarter ended June 30, 2006. The results of operations of Orbit's acquisition, Tulip Development Laboratory, Inc. and its manufacturing affiliate, TDL Manufacturing, Inc. ("Tulip") are included as of April 4, 2005, the date the transaction was consummated.

SECOND  QUARTER  2006 VS.  SECOND  QUARTER  2005
-----------------------------------------------
-     Net  sales  declined  9.1%  to  $6,110,000  from  $6,725,000;
-     Gross margin was 44.0% compared to 45.3%;
-     Net income was $589,000, down 28.5% compared to $824,000;
-     Diluted earnings per share were $.13 compared to $.18;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) decreased by 17.8% to $911,000 ($.20 per diluted share) compared to $1,108,000 ($.25 per diluted share);
- Backlog at June 30, 2006 was approximately $10.9 million compared to $14.5 million, a year ago. This 24.8% decrease is primarily attributed to a lower backlog from the Electronics Group.

FIRST  HALF  2006 VS.  FIRST  HALF  2005
---------------------------------------
-     Net  sales  increased  5%  to  $12,739,000  from  $12,128,000;
-     Gross margin was 43.8% compared to 44.6%;
-     Net income was $1,281,000, down 11.8% compared to $1,453,000;
-     Diluted earnings per share were $.27 compared to $.34;
- EBITDA increased by 7.1% to $1,927,000 ($.41 per diluted share) compared to $1,800,000 ($.42 per diluted share).

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"), which requires that share based compensation be recorded in a company's financial statements. Historically, this has been identified in the footnote disclosure to our financial statements in accordance with SFAS 123. Orbit has elected to use the modified prospective method; prior period financial results have not been revised and are not comparative to the 2006 results. Total share based compensation expense recorded in the second quarter and six months ended June 30, 2006 was $55,000 and $106,000, respectively. Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital."

                                     (more)
Orbit  International  News  Release     Page  2
August  8,  2006

Dennis Sunshine, President and Chief Executive Officer noted, "As previously reported, we expected our second and third quarter 2006 net sales and profitability to be equal to or slightly less than last year's second and third quarter results, which were exceptionally strong. Specifically, during last year's first and second quarters, our Power Group was shipping significant quantities of modules in support of its FLIR program requirement, resulting in strong sales and profitability. Since the FLIR contract was completed in the second quarter of 2005, our Power Group recorded a decline in net sales and profitability in the second quarter of 2006. Net sales and profitability from our Electronics Group for the second quarter remained almost unchanged. The decline in our backlog at June 30, 2006 is principally attributable to the delay in orders for option quantity requirements and follow-on program orders for our Electronics Group which have been affected by program funding delays. We remain confident that we will receive these option quantities and follow-on orders in the future, however, the timing of their release remains uncertain."

Discussing the outlook for the remainder of 2006, Sunshine continued, "We believe that the program funding delays are similar to what others in our industry have been experiencing for the past few quarters. Because of our lower backlog at June 30, 2006, and the uncertainty of the receipt of expected follow-on orders, we are anticipating weaker than expected third and fourth quarters and are revising our 2006 guidance accordingly. We are now expecting fiscal 2006 net sales to be in the range of $24.7 million to $24.9 million, EBITDA between $3,600,000 and $3,700,000, net income between $2,350,000 and $2,450,000, or between $.50 and $.53 per diluted share."

Sunshine concluded, "The Company continues to pursue its strategy for accretive acquisitions and has made progress with preliminary discussions being conducted with several candidates. However, there can be no assurance that any acquisition will be consummated with any of these candidates."

Mitchell Binder, Chief Financial Officer, stated, "Our Company's balance sheet remains strong. At June 30, 2006, total current assets were $19,985,000 versus total current liabilities of $3,563,000 for a 5.6 to 1 current ratio. Orbit continues to generate cash from operations thereby strengthening its financial condition. With approximately $25 million in net operating loss carryforwards, we should continue to shield profits from federal and New York State taxes and enhance future cash flow."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, August 8, 2006, at 11:00 a.m. (EDT). Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.

                                     (more)
Orbit  International  News  Release     Page  3
August  8,  2006


This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company remaining confident it will receive follow-on orders in the future, should continue to shield profits from federal and New York State taxes and enhance future cash flow; and its revised guidance for 2006. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions and changing needs of the defense sector and the Company's customers. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006 filed with the Securities and Exchange Commission.

                            (See Accompanying Tables)

Orbit International News Release
Page 4
August  8,  2006


                            ORBIT INTERNATIONAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED      SIX MONTHS ENDED
                                                         JUNE 30,              JUNE 30,
                                                     2006        2005      2006      2005

Net sales                                       $   6,110   $   6,725   $12,739   $12,128

Cost of sales                                       3,423       3,677     7,155     6,714
                                                    -----      ------    ------   -------
Gross profit                                        2,687       3,048     5,584     5,414

Selling general and administrative
   expenses                                         2,055       2,166     4,201     3,935

Interest expense                                      112         102       228       103

Investment and other income                           (84)        (44)     (151)      (77)
                                                    -----      ------    ------    -------
Net income before taxes                               604         824     1,306     1,453

Income tax                                             15           -        25         -
                                                     ----       ------    -----    ------
Net income                                            589         824     1,281     1,453


Basic earnings per share                        $    0.14   $    0.20   $  0.29   $  0.38

Diluted earnings per share                      $    0.13   $    0.18   $  0.27   $  0.34

Weighted average number of shares outstanding:
 Basic                                              4,349       4,071     4,348     3,814
 Diluted                                            4,627       4,458     4,667     4,253



Orbit International News Release
Page 5
August  8,  2006
                            ORBIT INTERNATIONAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)





                                          THREE MONTHS ENDED  SIX MONTHS ENDED
                                               JUNE 30,          JUNE 30,
                                           2006       2005    2006    2005

EBITDA Reconciliation
----------------------------------------
Net income                                  589        824   1,281   1,453
Interest expense                            112        102     228     103
Tax expense                                  15          -      25       -
Depreciation and amortization               140        138     287     156
Stock based compensation                     55         44     106      88
                                          -----  ---------  -----   ------
EBITDA (1)                                $ 911  $   1,108  $1,927  $1,800
                                          -----  ---------  ------  ------

EBITDA Per Diluted Share Reconciliation
----------------------------------------
Net income                                $0.13  $    0.18  $ 0.27  $ 0.34
Interest expense                           0.03       0.03    0.05    0.02
Tax expense                                0.00          -    0.01       -
Depreciation and amortization              0.03       0.03    0.06    0.04
Stock based compensation                   0.01       0.01    0.02    0.02
                                          -----  ---------  ------  ------
EBITDA per diluted share  (1)             $0.20  $    0.25  $ 0.41  $ 0.42
                                          -----  ---------  ------  ------





(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, security analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.


Orbit  International  News  Release     Page  6
August  8,  2006
                            ORBIT INTERNATIONAL CORP.
                           CONSOLIDATED BALANCE SHEETS





                                                             JUNE 30, 2006    DECEMBER 31, 2005
                                                             ---------------  -------------------
ASSETS                                                           (UNAUDITED)            (AUDITED)
Current assets
 Cash and cash equivalents                                   $    2,806,000   $        3,933,000
 Investments in marketable securities                             3,486,000            1,012,000
 Accounts receivable, less allowance for doubtful accounts        3,575,000            3,695,000
 Inventories                                                      9,170,000            9,055,000
 Deferred tax asset                                                 784,000              784,000
 Other current assets                                               164,000              130,000
                                                             ---------------  -------------------

   Total current assets                                          19,985,000           18,609,000

Property and equipment, net                                         386,000              357,000
Goodwill                                                          6,135,000            6,130,000
Intangible assets, net                                            1,421,000            1,639,000
Deferred tax asset                                                1,254,000            1,219,000
Other assets                                                        562,000            1,198,000
                                                             ---------------  -------------------


 Total assets                                                $   29,743,000   $       29,152,000
                                                             ===============  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long term obligations                    $    1,125,000   $        1,125,000
 Accounts payable                                                 1,111,000              857,000
 Accrued expenses                                                 1,212,000            1,447,000
 Customer advances                                                   30,000              256,000
 Deferred income                                                     85,000               85,000
                                                             ---------------  -------------------

   Total current liabilities                                      3,563,000            3,770,000

Deferred income                                                     470,000              513,000
Long-term obligations, net of current maturities                  4,716,000            5,279,000
                                                             ---------------  -------------------

   Total liabilities                                              8,749,000            9,562,000

Stockholders' Equity
 Common stock                                                       458,000              457,000
 Additional paid-in capital                                      19,415,000           20,600,000
 Unearned compensation                                                    0           (1,340,000)
 Accumulated other comprehensive loss                               (37,000)              (4,000)
 Retained earnings (accumulated deficit)                          1,158,000             (123,000)
                                                             ---------------  -------------------

   Stockholders' equity                                          20,994,000           19,590,000
                                                             ---------------  -------------------

   Total liabilities and stockholders' equity                $   29,743,000   $       29,152,000
                                                             ===============  ===================




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     August 8, 2006

                              Orbit International Corp.

                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President